THE MANAGERS FUNDS
            MANAGERS INTERMEDIATE BOND FUND

           Supplement dated September 9, 2002
           to the Prospectus and Statement of
        Additional Information dated May 1, 2002


  The following information supersedes any information to the contrary relating to Managers Intermediate Bond Fund contained in the Fund's Prospectus and Statement of Additional Information dated May 1, 2002:

MANAGERS INTERMEDIATE BOND FUND (THE "FUND")

  Effective September 9, 2002, Loomis, Sayles & Company,
L.P. ("Loomis, Sayles"), located at One Financial Center,
Boston, MA 02111, replaced Metropolitan West Capital
Management, LLC ("Metropolitan") as the sub-adviser for Managers Intermediate Bond Fund. Loomis, Sayles will be paid 0.25% per annum of the average daily net assets of the Fund (i.e., the same fee rate as was previously paid to Metropolitan for managing the Fund).

  The Fund's assets currently are managed by a single asset manager. In deciding which securities to buy and sell, Loomis, Sayles will consider, among other things, the financial strength/creditworthiness of the issuer of the security, current interest rates and Loomis, Sayles' expectations regarding general trends in interest rates and the potential risks and return associated with the particular investment.

  As of June 30, 2002, Loomis, Sayles had approximately
$60.9 billion in assets under management. Daniel J. Fuss is the portfolio manager for the Fund. He has been a Managing Director of and portfolio manager for Loomis, Sayles, a position he has held since 1976.


September 9, 2002